Exhibit (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-121693 of Allstate Financial Advisors Separate Account I ("the Account") on Form N-4 of our report dated March 9, 2007, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company ("the Company"), appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2006, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 14, 2007 on the financial statements of the sub-accounts of the Account, appearing in the Statement of Additional Information, and to the references to us under the heading "Experts" in such Statement of Additional Information.

/S/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 16, 2007